As filed with the Securities and Exchange Commission on February 16, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 1, 2020

B&G Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BGS	New York Stock Exchange

Four Gatehall Drive, Parsippany,New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 is being filed by B&G Foods to amend the Current Report on Form 8-K originally filed by B&G Foods with the Securities and Exchange Commission (the SEC) on December 1, 2020 to provide the information required by Item 9.01(a) and (b) of Form 8-K relating to B&G Foods’ acquisition of the Crisco oils and shortening business from The J.M. Smucker Company and certain of its affiliates. In this amendment, we refer to this acquisition as the Crisco acquisition and the Crisco oils and shortening business as the Crisco business. The information previously reported and the exhibits previously filed or furnished in Items 2.01, 7.01 and 9.01(d) of the original filing are incorporated by reference into this amendment.

Item 9.01. Financial Statements and Exhibits.

It is impracticable to prepare and audit complete stand-alone financial statements of the Crisco business because:

•	the Crisco business consisted of only part of The J.M. Smucker Company and was not operated as a “stand-alone” division or subsidiary;

•	Stand-alone financial statements relating to the Crisco business were never previously prepared, and The J.M. Smucker Company’s independent auditors have not historically audited or reported separately on the operations or net assets of the Crisco business. As a result, the distinct and separate accounts necessary to present a complete “stand-alone” balance sheet and statements of income and cash flows have not been maintained; and

•	The J.M. Smucker Company does not believe that it can objectively allocate certain corporate expenses to the Crisco business.

In addition, we do not believe that such financial statements would provide relevant information to users of our financial statements about the specific assets and operations acquired from The J.M. Smucker Company. Among other reasons, because we are integrating the Crisco business into our organizational structure (and accordingly our cost structure), we believe that a presentation of complete financial statements that includes allocations of certain corporate expenses of The J.M. Smucker Company would not be meaningful to our investors. The Crisco business represented less than 2% of the total assets and less than 4% of the total revenues of The J.M. Smucker Company on a consolidated basis for its most recently completed fiscal year.

As a result, in accordance with Rule 3-05 of Regulation S-X, B&G Foods has provided the abbreviated financial statements described below.

(a)       Financial Statements of Business Acquired.

The following abbreviated financial statements of the Crisco business are being filed with this amendment as Exhibits 99.1 and 99.2 and are incorporated by reference herein:

•	Audited Abbreviated Financial Statements of The J.M. Smucker Company Crisco Business, which Comprise the Statement of Assets Acquired and Liabilities Assumed as of April 30, 2020 and the related Statement of Revenue and Direct Operating Expenses for the year ended April 30, 2020.

•	Unaudited Abbreviated Interim Financial Statements of The J.M. Smucker Company Crisco Business, which Comprise the Statement of Assets Acquired and Liabilities Assumed as of October 31, 2020 and the related Statement of Revenue and Direct Operating Expenses for the two quarters ended October 31, 2020.

(b)       Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.3 to this amendment and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

23.1	Consent of Ernst & Young LLP.
99.1	Audited Abbreviated Financial Statements of The J.M. Smucker Company Crisco Business, which Comprise the Statement of Assets Acquired and Liabilities Assumed as of April 30, 2020 and the related Statement of Revenue and Direct Operating Expenses for the year ended April 30, 2020.
99.2	Unaudited Abbreviated Interim Financial Statements of The J.M. Smucker Company Crisco Business, which Comprise the Statement of Assets Acquired and Liabilities Assumed as of October 31, 2020 and the related Statement of Revenue and Direct Operating Expenses for the two quarters ended October 31, 2020.
99.3	Unaudited Pro Forma Combined Financial Statements of B&G Foods, Inc. and Subsidiaries as of and for the three quarters ended October 3, 2020 and for the year ended December 28, 2019.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: February 16, 2021	By:	/s/ Scott E. Lerner
Scott E. Lerner
Executive Vice President,
General Counsel and Secretary